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                                                               EXHIBIT 10.119(b)

                               IRREVOCABLE PROXY
                              (5,000,000 shares)


    The undersigned Steven R. Appleton ("Appleton") and Wilbur G. Stover, Jr. ("Stover"), and each of them alone, hereby irrevocably appoint Canadian Imperial Bank of Commerce, a Canadian bank ("CIBC"), as their true and lawful proxy and attorney-in-fact, with full power of substitution and resubstitution (a) to represent J.R. Simplot Company, a Nevada corporation ("Company"), at the annual meetings of the stockholders of Micron Technology, Inc., a Delaware corporation ("Micron"), to be held in 1998, 1999, 2000, 2001 and 2002, and at any adjournment thereof, and to vote, in CIBC's discretion (including cumulatively, if required) 5,000,000 shares (the "Shares") of common stock, $.10 par value, of Micron ("Common Stock") held by the Company and consisting of (i) all of the shares of Common Stock evidenced by certificate numbers MC83051, MC38054, MC38057, MC38061, MC38063 and MC38066, (ii) 882,500 shares of Common Stock evidenced by certificate number MC38067 and (iii) 1,244,750 shares of Common Stock evidenced by certificate number MC51861, or any certificates issued to the Company as a replacement therefor; (b) to represent the Company at any special meeting of stockholders of Micron, and at any adjournment thereof, and to vote (including cumulatively, if required) all the Shares in its discretion; and (c) to vote all the Shares in CIBC's discretion upon such other matter or matters which may properly come before the stockholders of Micron by written consent or otherwise. This proxy does not affect the voting rights with regard to the remaining 1,098,750 shares of Common Stock evidenced by certificate number MC38067 and the remaining 1,099,000 shares of Common Stock evidenced by certificate number MC51861.

    This irrevocable proxy may be exercised at any time after the date hereof and prior to July 29, 2003, except that such proxy shall expire immediately upon the first to occur of (1) the termination for any reason of the dividend swap transaction contemplated by the letter agreement between the Company and CIBC dated July 29, 1996 or (2) the first date as of which CIBC is required to return the Shares pursuant to that certain Pledge Agreement dated or to be dated as of July 1998, by and between the Company and CIBC.

    This irrevocable proxy is given by the undersigned, in their respective capacities as Chairman of the Board of Micron (in the case of Appleton) and Chief Financial Officer of Micron (in the case of Stover), pursuant to the power of substitution accorded to the undersigned by that certain proxy dated July 29, 1996 executed by the Company in favor of the undersigned.

Dated:  July 24, 1998

                                        /s/ WILBUR G. STOVER, JR.
                                        ---------------------------------
                                        Wilber G. Stover, Jr.


                                        /s/ STEVEN R. APPLETON
                                        ---------------------------------
                                        Steven R. Appleton